UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2007

MELO BIOTECHNOLOGY HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Canada (State of Incorporation)	03-30801 (Commission File No.)	N/A (IRS Employer Identification No.)

Room 1411, West Tower, Shun Tak Centre, 168-200 Connaught Road Central, Hong Kong
(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  852-2559-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATMENTS

Item 4.01 Changes in Registrant's Certifying Accountant.

On or about March 21, 2007, the Company dismissed Schwartz Levitsky Feldman LLP, 1167 Caledonia Road, Toronto, Ontario, Canada M6A 2X1, as the Company’s auditor for the fiscal year ending September 30, 2007.  The decision to dismiss the accountant was recommended and approved by the Board of Directors.

None of the reports of Schwartz Levitsky Feldman LLP on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company's past two fiscal years and any subsequent interim period up to and including the date of the Company's dismissal of Schwartz Levitsky Feldman LLP, there have been no disagreements with Schwartz Levitsky Feldman LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Schwartz Levitsky Feldman LLP, would have caused them to make reference thereto in their report on the financial statements for such periods.

 On or about March 21, 2007, the Board of Directors appointed the firm of Madsen & Associates CPA's, Inc., 684 East Vine Street Suite 3, Salt Lake City, Utah 84107, as independent auditors of the Company for the fiscal year ending September 30, 2007.  During the Company’s two most recent fiscal years or subsequent interim period, neither the Company nor anyone on its behalf consulted with Madsen & Associates CPA’s, Inc., regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of Madsen & Associates CPA's, Inc., provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of Madsen & Associates CPA's, Inc. on any matter that was the subject of a disagreement or a reportable event.

On or about March 21, 2007, the Company provided a draft copy of this report on Form 8-K to Schwartz Levitsky Feldman LLP, requesting their comments on the information contained therein.   The responsive letter from Schwartz Levitsky Feldman LLP, is filed as an exhibit to this amended report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

Description of Document

16.1

Responsive Letter from Schwartz Levitsky Feldman LLP*

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Melo Biotechnology Holdings Inc.

By: /S/ Fung Ming

Fung Ming, Director

April 2, 2007